Exhibit10.1

ADDENDUM TO THE LEASE AGREEMENT

SIGNED ON JUNE 1st, 2021

BETWEEN:

NEOMED INSTITUTE, duly incorporated under Canada Not-for-profit Corporations act, having received its certificate of incorporation on November 16, 2012, with its head office at 7171, Frederick-Banting, City of Montreal, judicial district of Montreal, Province of

Quebec, H4S 1Z9, herein acting and represented by Matthew Carlyle, CFO NEOMED

Institute.

Hereinafter referred to as the "LESSOR"

AND:

REPARE THERAPEUTICS a legal person duly incorporated under the Canada Business Corporations Act, with its head office at 7210, Frederick-Banting, Suite #100, in the City of Montreal, judicial district of Montreal, Province of Quebec, Canada H4S 2A1 herein acting and represented by Steve Forte, EVP & CFO, duly authorized for the purposes;

Hereinafter referred to as the "LESSEE"

Hereinafter collectively referred to as the "PARTIES"

THE PARTIES AGREE AND STIPULATE AS FOLLOWS:

1.	Lease

Section 1 of Schedule A under Leased Premises is hereby repealed and replaced as follows:

Room Number	Type of Room	Square Feet
1208	Office	187
2116	Office	77
2208A	Biology Lab	137
2208B	Biology Lab	168
2215	Office	70
2216	Office	70
2217	Biology Lab	242
2218	Office	70
2219	Office	70
2220A	Kitchenette	65
2220B	Office	150
2232	Vivarium	144
2232A	Vivarium	136
2233	Vivarium	144
2243AL	Procedure Room	65
2243L	Procedure Room	125
2251	Vivarium	166
2272	Biology Lab	482
	Total Square Feet:	2568

2.	Term

Section 2 of Schedule A under Term is modified by adding the following:

2.1. The initial term for rooms # 1208, #2116 & #2251 is for a period of seventeen (17) months. As such the Lease commences on June 1st, 2021 and terminates on October 31st, 2022 subject to early termination or renewal in accordance with the provisions of this Lease.

3.	Annual Rent per square feet

Section 3 of Schedule A under Annual Rent per square feet is hereby repealed and replaced as follows:

4.	Plan of the leased premises

Schedule A, Appendix 2.1 (Plan of the leased premises) is hereby repealed and replaced as follows:

DocuSign Envelope ID: 3D1723E4-493F-4F90-B987-D2BC30A9D7A9

IN WITNESS WHEREOF THE PARTIES HAVE SIGNED, IN TWO (2) COPIES, IN MONTREAL ON JUNE 1ST, 2021.

IN THE PRESENCE OF:

LESSOR:	NEOMED INSTITUTE 7171, Frederick-Banting Montreal (Quebec) H4S 1Z9
/s/ Matthew Carlyle

Matthew Carlyle, CFO

LESSEE:	REPARE THERAPEUTICS INC.
7210, Frederick-Banting
Suite #100
Montreal (Quebec)
H4S 2A1
/s/ Steve Forte
Steve Forte, EVP & CFO